Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On October 23, 2015, Digi International (the Company), completed the sale of its wholly owned subsidiary, Etherios, Inc., to West Monroe Partners, LLC on the terms described in the Company’s Current Report on Form 8-K filed with the SEC on October 26, 2015.

The Company sold Etherios for $9.0 million. This is composed of (1) a payment equal to $4.0 million due at closing less certain transaction costs of approximately $1.1 million withheld for certain employee related liabilities, and (2) additional payments of $3.0 million due on the first anniversary of closing and $2.0 million due on the second anniversary of the closing.

The unaudited pro forma condensed consolidated financial information shown below is based on historical consolidated financial statements of the Company and shows the effect to the disposition of Etherios to be accounted for as a discontinued operation. The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2015 presents the Company’s historical consolidated statement of financial position, giving effect to the disposition as if it had been completed on June 30, 2015. The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended June 30, 2015 and for the fiscal years ended September 30, 2014 and 2013 present the Company’s historical consolidated statements of operations, giving effect to the disposition as if it had been completed on October 1, 2012, the beginning of the earliest period presented. The fiscal year ended September 30, 2012 has not been included in the financial information shown below as Etherios was acquired by the Company on October 31, 2012.

The unaudited pro forma condensed consolidated financial statements include factually supportable assumptions and adjustments that are directly related to the disposition. These pro forma adjustments have been made to illustrate the anticipated financial effect of the disposition on the Company. The adjustments are based upon available information and assumptions that the Company believes are reasonable as of the date of this filing. However, actual adjustments may differ materially from the information presented. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial information. The unaudited pro forma condensed consolidated financial statements, including notes thereto, should be read in conjunction with the historical financial statements and notes thereto of the Company included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2014.

DIGI INTERNATIONAL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2015

(in thousands)	As Reported	Etherios Adjustment (A)	Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$53,755	$—	$2,866	(B)	$56,621
Marketable securities	37,527				37,527
Accounts receivable, net	24,415	(1,639)			22,776
Inventories	34,690				34,690
Deferred tax assets	3,072		(105	) (C)	2,967
Other	2,912	(86)	680	(C)	3,506

Total current assets	156,371	(1,725)	3,441		158,087
Marketable securities, long-term	9,471				9,471
Property, equipment and improvements, net	14,628	(113)			14,515
Identifiable intangible assets, net	4,789	(1,652)			3,137
Goodwill	102,497	(2,153)			100,344
Deferred tax assets	5,708				5,708
Other	293		4,864	(B)	5,157

Total assets	$293,757	$(5,643)	$8,305		$296,419

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,048	$(85)	—		$6,963
Accrued compensation	10,464	(1,331)	—		9,133
Other	3,372	(96)	1,842	(C)	5,118

Total current liabilities	20,884	(1,512)	1,842		21,214
Income taxes payable	1,401				1,401
Deferred tax liabilities	151	(645)			(494)
Other noncurrent liabilities	678	(96)			582

Total liabilities	23,114	(2,253)	1,842		22,703
Stockholders’ equity	270,643	(3,390)	2,271	(B)	273,716
			575	(C)
			3,617	(D)

Total liabilities and stockholders’ equity	$293,757	$(5,643)	$8,305		$296,419

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

DIGI INTERNATIONAL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended June 30, 2015

(in thousands, except per share data)	As Reported	Etherios Adjustment (A)	Pro Forma Adjustments	Pro Forma Consolidated
Revenue:
Hardware product	$143,042	$—	$—	$143,042
Service revenue	13,370	(6,738)	—	6,632

Total revenue	156,412	(6,738)	—	149,674
Cost of sales:
Cost of product	74,339	—	—	74,339
Cost of service	10,724	(6,205)	—	4,519

Total cost of sales	85,063	(6,205)	—	78,858

Gross profit	71,349	(533)	—	70,816
Operating expenses:
Sales and marketing	30,525	(1,433)	—	29,092
Research and development	23,715	(1,567)	—	22,148
General and administrative	14,448	(850)	—	13,598
Restructuring charges, net	509	(106)	—	403

Total operating expenses	69,197	(3,956)	—	65,241
Operating income	2,152	3,423	—	5,575
Other income, net:
Interest income	137	—	—	137
Interest expense	(3)	—	—	(3)
Other income, net	2,131	—	—	2,131

Total other income, net	2,265	—	—	2,265

Income before income taxes	4,417	3,423	—	7,840
Income tax provision	814	1,261	—	2,075

Net income from continuing operations	$3,603	$2,162	$—	$5,765

Earnings per share from continuing operations:
Basic	$0.15			$0.24
Diluted	$0.14			$0.23
Weighted average common shares:
Basic	24,525			24,525
Diluted	25,085			25,085

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

DIGI INTERNATIONAL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Fiscal Year Ended September 30, 2014

(in thousands, except per share data)	As Reported	Etherios Adjustment (A)	Pro Forma Adjustments	Pro Forma Consolidated
Revenue:
Hardware product	$172,846	$—	$—	$172,846
Service revenue	19,855	(9,528)	—	10,327

Total revenue	192,701	(9,528)	—	183,173
Cost of sales:
Cost of product	85,737	—	—	85,737
Cost of service	16,480	(9,421)	—	7,059

Total cost of sales	102,217	(9,421)	—	92,796

Gross profit	90,484	(107)	—	90,377
Operating expenses:
Sales and marketing	40,576	(1,825)	—	38,751
Research and development	29,789	(877)	—	28,912
General and administrative	19,913	(1,669)	—	18,244
Restructuring charges, net	81	—	—	81

Total operating expenses	90,359	(4,371)	—	85,988
Operating income	125	4,264	—	4,389
Other income, net:
Interest income	176	—	—	176
Interest expense	(5)	—	—	(5)
Other income, net	501	—	—	501

Total other income, net	672	—	—	672

Income before income taxes	797	4,264	—	5,061
Income tax provision	(954)	1,522	—	568

Net income from continuing operations	$1,751	$2,742	$—	$4,493

Earnings per share from continuing operations:
Basic	$0.07			$0.18
Diluted	$0.07			$0.17
Weighted average common shares:
Basic	25,345			25,345
Diluted	25,730			25,730

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

DIGI INTERNATIONAL INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Fiscal Year Ended September 30, 2013

(in thousands, except per share data)	As Reported	Etherios Adjustment (A)	Pro Forma Adjustments	Pro Forma Consolidated
Revenue:
Hardware product	$173,078	$—	$—	$173,078
Service revenue	22,303	(10,961)	—	11,342

Total revenue	195,381	(10,961)	—	184,420
Cost of sales:
Cost of product	82,276	—	—	82,276
Cost of service	12,982	(6,163)	—	6,819

Total cost of sales	95,258	(6,163)	—	89,095

Gross profit	100,123	(4,798)	—	95,325
Operating expenses:
Sales and marketing	40,513	(1,284)	—	39,229
Research and development	30,327	(1,245)	—	29,082
General and administrative	21,423	(2,006)	—	19,417
Restructuring charges, net	313	—	—	313

Total operating expenses	92,576	(4,535)	—	88,041
Operating income	7,547	(263)	—	7,284
Other income, net:
Interest income	210	—	—	210
Interest expense	(42)	4	—	(38)
Other income, net	523	—	—	523

Total other income, net	691	4	—	695

Income before income taxes	8,238	(259)	—	7,979
Income tax provision	2,433	(103)	—	2,330

Net income from continuing operations	$5,805	$(156)	$—	$5,649

Earnings per share from continuing operations:
Basic	$0.22			$0.22
Diluted	$0.22			$0.22
Weighted average common shares:
Basic	25,956			25,956
Diluted	26,237			26,237

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

DIGI INTERNATIONAL INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

As of June 30, 2015 and for the Nine Months Ended June 30, 2015

and the Fiscal Years Ended September 30, 2014 and 2013

Pro Forma Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2015

(A)	To eliminate the assets and liabilities sold in the disposition of the Etherios business.
(B)	To record the estimated fair value of the consideration received of $7.8 million. The $7.8 million is comprised of cash proceeds of $2.9 million ($4.0 million of initial selling price less $1.1 million withheld for certain employee related liabilities) and $4.9 million of payments due to the Company during the next two years. The remaining $4.9 million is the discounted value of the $3.0 million due on the first anniversary of closing and the additional $2.0 million due on the second anniversary of closing.
(C)	To record additional expenses of $1.8 million related to facility costs, professional service fees, severance and other employee costs that are directly attributed to the disposition of Etherios and related income tax benefit.
(D)	To record the estimated gain of $5.4 million on disposition, less additional expenses of $1.8 million incurred as described in Note C above. The estimated gain and the additional expenses have not been reflected in the unaudited pro forma condensed consolidated statement of operations as they are considered to be nonrecurring in nature.

Pro Forma Adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended June 30, 2015 and the Fiscal Years ended September 30, 2014 and 2013

(A)	To eliminate the revenues and direct expenses of Etherios, including the estimated income tax effect of the pro forma adjustments.